SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2018

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2018, Universal Stainless & Alloy Products, Inc. (the “Company”) entered into a letter agreement with PNC Bank, National Association, as a lender and as administrative agent and co-collateral agent, and Bank of America, N.A., as a lender and as co-collateral agent, with respect to the Company’s revolving credit, term loan and security agreement (the “Letter Agreement”). Pursuant to the terms of the Letter Agreement, the first $30.0 million of any net cash proceeds received by the Company from the issuance of equity securities through and including June 30, 2018 will be applied (i) first, to the outstanding principal amount under the Company’s senior secured revolving credit facility, (ii) second, to the outstanding principal amount under the Company’s senior secured term loan facility and (iii) third, to any remaining amounts outstanding under the Company’s senior secured credit facility. The Letter Agreement also provides that the Company’s borrowing availability under the Company’s senior secured revolving credit facility will be reduced after any such application of net proceeds from the issuance of equity securities by an amount equal to 50% of any such net cash proceeds that are applied to the outstanding principal amount under the Company’s senior secured revolving credit facility.

The foregoing is a description of the material terms and conditions of the Letter Agreement and is not a complete discussion of the Letter Agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

Public Offering

On May 24, 2018, the Company issued a press release announcing its intention to offer shares of the Company’s common stock, $0.001 par value per share, in an underwritten public offering. The Company’s press release announcing this intention is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Investor Presentations

The investor presentation slides filed as Exhibit 99.2 to this Current Report on Form 8-K have been prepared for investor presentations made by senior management of the Company from time to time and are incorporated herein by reference. The slides will be available on the Company’s website at www.univstainless.com. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1

Letter Agreement, dated May 18, 2018, among Universal Stainless  & Alloy Products, Inc., the other borrowers party thereto, PNC Bank, National Association, as a lender and as administrative agent and co-collateral agent, and Bank of America, N.A., as a lender and as co-collateral agent.

99.1	Press Release dated May 24, 2018.

99.2	Investor presentation slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Paul A. McGrath
Paul A. McGrath
Vice President of Administration,
General Counsel and Secretary

Dated: May 24, 2018